Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 16. Commitments and Contingencies
Sports Data License Agreements
The Company enters into certain license agreements with sports federations and leagues primarily for the right to supply data and/or live video feeds to the betting industry. These license agreements may include rights to live and past game data, live videos and marketing rights. The license agreements entered into by the Company are complex and deviate in the specific rights granted, but are generally for a fixed period of time, with payments typically made in installments over the length of the contract. As of June 30, 2023, future minimum commitments under the Company’s data rights license agreements accounted for as executory contracts are as follows (in thousands):

(in thousands)
2023 (Remaining)	$75,750
2024	176,963
2025	158,512
2026	161,036
2027	175,545
Thereafter	84,686

Total	$832,492

Purchase Obligations
The Company purchases goods and services from vendors in the ordinary course of business. Purchase obligations are defined as agreements that are enforceable and legally binding and that specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum, or variable price provisions, and the approximate timing of the transaction. The Company’s long-term purchase obligations primarily include service contracts related to cloud-based hosting arrangements. Total purchase obligations under these services contracts are $90.7 million as of June 30, 2023, with approximately $20.5 million due within one year and the remaining due by 2028.
General Litigation
From time to time, the Company is or may become subject to various legal proceedings arising in the ordinary course of business, including proceedings initiated by users, other entities, or regulatory bodies. Estimated liabilities are recorded when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from a matter may differ from the amount of estimated liabilities the Company has recorded in the condensed consolidated financial statements covering these matters. The Company reviews its estimates periodically and makes adjustments to reflect negotiations, estimated settlements, rulings, advice of legal counsel, and other information and events pertaining to a particular matter.
As of June 30, 2023, the Company is not party to active litigation.
Bank Letters of Credit and Guarantees
In the normal course of business, the Company provides standby letters of credit or other guarantee instruments to certain parties initiated by either the Company or its subsidiaries. The Company previously had bank guarantees with Barclays Bank PLC. In the second quarter of fiscal year 2022 the bank guarantee was replaced with an account charge of equal value, resulting in the Company recognizing restricted cash of £20.0 million ($25.3 million) as of June 30, 2023.
The Company recorded $0.1 million and $0.2 million in interest expense in the three months ended June 30, 2023 and 2022, respectively. The Company recorded $0.3 million and $0.4 million in interest expense in the three months ended June 30, 2023 and 2022, respectively.